EXHIBIT 10.6



STANDARD FORM OF LOFT LEASE The Real Estate Board of New York, Inc.

AGREEMENT OF LEASE, MADE AS OF THIS 18TH DAY OF FEBRUARY, BETWEEN FIRST INDUSTRIAL , L.P., HAVING AN OFFICE AT UNDERHILL BOULEVARD , SUITE 125 SYOSSET, NEW YORK 11791, PARTY OF THE FIRST PART, HEREINAFTER REFERRED TO AS OWNER, CASEY SYSTEMS, INC., HAVING AN OFFICE AT 262 DUFFY AVENUE, HICKSVILLE, NEW YORK 11801, PARTY OF THE SECOND PART, HEREINAFTER REFERRED TO AS TENANT.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner approximately 15,722 square feet of space as shown on the attached sketch in the building known as 99 Lafayette Drive, Syosset, New York, for the term of seven
(7) years and one (1) month (or until such term shall sooner cease and expire as hereinafter provided) to commence on the commencement date and to end on the expiration date and both dates inclusive, at an annual rental rate of See Schedule "A" in Rider annexed hereto which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly xxxxxx instalment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly instalment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:

1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:  2.

Tenant shall use and occupy demised premises for warehousing, offices and light assembly of alarm systems and related uses provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:  3.

Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, as its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub- contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade [fixtures], moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the premises so the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and the fixtures and appurtenances therein and at Tenant's sole costs and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglects or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6, Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality of class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which
Article 9 hereof shall apply.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance,  Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respects to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in
Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in setting sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage,  Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, not for loss of or damage to any property of Tenant by thefts or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees:
Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts. Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damaged, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's Agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub- tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resign or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the [time] the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration for removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the parts benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10.

If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's reward.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. See paragraph "55th" in Rider.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leaders to the building or the risers of wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times on reasonable notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises. Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to nay liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenants shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor which is not dismissed within 60 days of the commencement thereof; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amounts of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under
s. 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure or Tenant to observe and perform said Tenant" covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages in computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease. Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements.11 Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is rendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect and [abandonment] of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, [broom] clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223.a of the New York Real Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks rendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labour troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building of the demised premises or any part therof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner as additional rent, on the first day of each month, ($25.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for an collect any monies to be paid by Tenant of paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system to the fire insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of 7.15% on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

31. As long as Tenant is not in default under any of the covenants of this lease Owner shall: [(a) and (b)] omitted] (c) furnish heat to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m.; Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

Security:

32. Tenant has deposited with Owner the sum of $20,350.00 as security of the faithful provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provision and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner my use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee of leasee and Owner shall thereupon be released by Tenant from all liability solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. See paragraph 89th in Rider.

Captions:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relived of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent". "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation - Sharing:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's Agent may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.


Glass:

37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.


Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

IN WITNESS WHEREOF, Owner and Tanant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:

--------------------------------

FIRST INDUSTRIAL, L.P. a Delaware Limited Partnership

BY: FIRST INDUSTRIAL REALTY TRUST, INC. a Maryland Corporation, General Partner

BY: ____________________________

Witness for Tenant

--------------------------------

CASEY SYSTEMS, INC.

BY: ____________________________


                                 ACKNOWLEDGMENTS

CORPORATE TENANT

STATE OF NEW YORK, no.:

County of

On          this                                  day
of                               , 19     , before me


personally came



to me known, who being by me duly sworn, did depose and say that he resides



and he is the                              of



the corporation described in and which executed the foregoing instrument, as
TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL TENANT

STATE OF NEW YORK no.:

County of

On          this                                  day
of                               , 19     , before me



personally came



to me known and known to me to be the individual described in and who, as TENANT, executed

the   foregoing   instrument   and   acknowledged   to   me
that                he executed the same.

                               * * * * * * * * * *

                        RULES AND REGULATIONS ATTACHED TO
                          AND MADE A PART OF THIS LEASE
                          IN ACCORDANCE WITH ARTICLE 36

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, airways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be [ ] in any space, or in the public hall of the building, either by any Tenant or by [ ] or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building. Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used in interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7.  Omitted.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

RIDER TO LOFT LEASE BETWEEN

FIRST INDUSTRIAL., L. P. ,                           AS LANDLORD

                                                        AND

CASEY SYSTEMS, INC.,                                          AS TENANT

41st  RIDER CONTROLS:

In case of a conflict between the provisions of this rider, and the printed provisions of this lease, the provisions of this rider shall prevail.

42nd  ADDITIONAL RENT / OPERATING EXPENSES:

Any sums of money required to be paid under this lease by Tenant in addition to the rent herein provided, shall be deemed "additional rent due and payable." It shall be paid after demand therefore with the rent next due or as may be otherwise provided herein. Such additional rent shall be collectible in the same manner and with the same remedies as if they had been rents originally reserved herein. Tenant's obligation to pay additional rent shall survive the earlier termination and/or expiration of the term of the lease. If Landlord receives from Tenant any payment less than the sum of the annual rental rate, additional rent, and other charges then due and owing, Landlord, in its sole discretion, may allocate such payment in whole or in part to any annual rental rate, any additional rent, and/or other charge to any combination thereof. Landlord's failure to deliver to Tenant a statement showing Tenant liability for additional rent for any portion of the term of this lease during the term of this lease shall neither prejudice or waive Landlord's right to deliver any such statement for a subsequent period or to include in such subsequent period a previous period.


43rd LATE CHARGE/RETURNED CHECK CHARGE:

(a) Tenant shall pay a late charge of 4% of any payment of rent or additional rent or any other sum of money or payment not received by Landlord within 10 days after the same shall become due. Such late charge shall be in addition to all of Landlord's other rights and remedies hereunder in the event of Tenant's default and shall be payable as additional rent.

(b) If any check tendered by Tenant to Landlord is returned by the bank for non-payment for any reason whatsoever, there will be an administrative charge of $50.00 per check, each time it is returned which amount shall be deemed additional rent.

44th  TAXES:

(a) In the event that the Real Estate Taxes payable with respect to the building and the land on which it is located for any tax year in which this lease shall be in effect, shall be greater than the Real Estate Taxes for the base year, the Tenant shall pay to Landlord on the first day of the month after billing by Landlord to Tenant, as additional rent, an amount equal to seven and fifteen one-hundredths (7.15%) percent of the difference between the amount of such tax or installment for the current year and the corresponding tax or installment paid for the base year. Any increase in Real Estate Taxes due to an increase in the assessed valuation of the land or building of which the demised premises forms a part by reason of improvements made by a tenant shall be borne entirely by such tenant. Any increase in Real Estate Taxes due to an increase in the assessed valuation of the land or building by reason of improvements made by Tenant shall be borne by Tenant and paid by Tenant upon demand by Landlord. The base year for this tax increase computation shall be the Fiscal Year 1999/2000 for School Taxes and the Fiscal Year 2000 for General/Town Taxes.

(b) Real Estate Taxes shall mean any and all taxes, assessments, sewer and water rents, rates and charges, license fees, impositions, liens, fines, penalties and all other municipal and governmental charges of any nature whatsoever (except only inheritance and estate taxes and income taxes not herein expressly agreed to be paid by Tenant), whether general or special; ordinary or extraordinary foreseen or unforeseen which may presently or in the future become due or payable or which may be levied, assessed or imposed by any taxing authority on or with respect to all or any part of the land and building of which the demised premises forms a part, or upon the estate or interest of Landlord in the land or building of which the demised premises forms a part, or any part thereof, including without limitation, all taxes and assessments for improving any streets, alleys, sidewalks, sidewalk vaults and alley vaults, if any.

45th  INSURANCE:

(a) Tenant shall, at its sole cost and expense, at all times during the term of this lease (and any extensions thereof) obtain and pay for and maintain in full force and effect the insurance policy or policies described in Schedule D attached hereto. Certified copies of all insurance policies required pursuant to this lease (or certificates thereof, in form and substance acceptable to Landlord), shall be delivered to Landlord not less than ten (10) days prior to the commencement of the term of this lease. If Tenant fails to submit such policies or certificates to Landlord within the specified time, or otherwise fails to obtain and maintain insurance coverages in accordance with this paragraph, then Landlord, at Landlord's sole option, may, but shall not be obligated to, procure such insurance on behalf of, and at the expense of, Tenant. Tenant shall reimburse Landlord for such amounts upon demand, it being understood that any such sums for which Tenant is required to reimburse Landlord shall constitute additional rent.

(b) Tenant is hereby notified that until further notice from Landlord, the name and address of the holder of the required insurance certificate and all additional insureds/loss payees are set forth in Schedule "E".

46th  TENANT TO PROVIDE FINANCIAL STATEMENT:

Tenant agrees that upon request by Landlord or Agent it will furnish to Landlord and to prospective or current mortgagees of the building, and/or land of which it forms a part, such latest available financial statement as such current or prospective mortgagees may request.


47th  BROKER:

Each party to this lease represents and warrants that no broker other than SUTTON & EDWARDS, INC. was involved in this leasing. Each party to this lease agrees to indemnify, defend, and hold harmless the other party for any and all costs, expenses, and liability including legal fees incurred by the other party as a result of a breach of the aforementioned warranty or any inaccuracy or alleged inaccuracy of the above representation. Landlord agrees to pay the broker the brokerage commission earned pursuant to a separate agreement with said broker.

48th  TENANT'S REPAIRS/MAINTENANCE:

(a) TENANT REPAIRS:

(i) Tenant agrees that, from and after the commencement date of the term of this lease and until the end of the term, it will, at its expense, keep and maintain in good order, condition and repair (whether extraordinary, foreseen or unforeseen), the interior of the demised premises and every part thereof, including but not limited to, all heating, ventilation and air conditioning equipment located in or servicing the demised premises (including the air conditioner compressor, lines and ducts which may be located elsewhere in the building or on the land), interior plumbing up to the exterior walls of the demised premises, including changes or additions to the sprinkler system and interior electrical repairs, and plate glass, excluding those repairs and replacements for which Landlord is responsible, as herein expressly provided in paragraph 49th below. In addition, Tenant shall make all repairs and replacements of any kind and nature necessitated by any act or neglect of Tenant, its contractors, its servants, agents or employees. Tenant shall maintain service contracts with contractors approved by Landlord for the maintenance of the heating and air condition systems throughout the term of this lease and shall provide Landlord with copies of all such contracts.

(ii) If Tenant does not maintain or repair such elements as provided in this Article, the Landlord may, but shall not be obligated to, after not less than five (5) days additional notice (except in the case of emergency) make the necessary repair or cure the defective condition at the expense of the Tenant and the Tenant shall reimburse Landlord promptly upon request therefor. The amount of such reimbursement shall be considered additional rent upon the failure of the Tenant to reimburse Landlord within five (5) days of demand thereof.

(b) VANDALISM:

Notwithstanding any contrary provision of this lease, Tenant, at its expense (to the extent covered by its insurance), shall make any and all repairs including structural repairs to the demised premises which may be necessitated by any break-in, forcible entry or other trespass into or upon the demised premises, regardless of whether or not such entry and damage is caused by the negligence or fault of Tenant or occurs during or after business hours.

(c) WINDOWS:

Tenant shall, at its own cost and expense, clean and maintain, including repair or replacement when necessary, all windows in the demised premises.

(d) RUBBISH REMOVAL AND REFUSE PICK-UP:

Tenant shall independently contract for and provide for the removal at least biweekly of all garbage, refuse and rubbish, at its cost and expense. Garbage and refuse shall be kept in containers or dumpsters to be placed in an area designated by Landlord for such purpose. Garbage storage and removal shall be subject to such rules and regulations as, in the reasonable judgment of Landlord, are necessary for the proper operation of the Property.

(e) BUILDING CLEANING:

Tenant shall, at its cost and expense, take good care of and keep clean and free from debris both the interior and exterior area in front of the demised premises including exterior sidewalks adjacent the demised premises in a manner reasonably satisfactory to Landlord.

49th  LANDLORD'S REPAIRS, MAINTENANCE AND CLEANING:

(a) During the term of this lease, the Landlord shall make all structural repairs to the demised premises except those which shall have been occasioned by the acts of omission or commission of the Tenant, its agents, employees or invitees. Tenant shall promptly give written notice to Landlord with respect to any damages to the interior or exterior of the demised premises. Structural repairs are hereby defined to be and limited to repairs to the roof deck, to the bearing walls and foundation and major repairs and replacement to the heating, air conditioning, ventilation, plumbing and electrical systems.

(b) Landlord shall, at its expense, maintain insurance for said building in such amounts as Landlord deems appropriate, perform landscaping, snow removal and parking lot maintenance and maintain public hallways and public portions of building.

(c) STANDARD OF SERVICE:

The quality and level of service to be provided by Landlord shall be in accordance with Landlord's standard for the Property.

50th  LANDLORD'S WORK:

Landlord shall, if required hereunder, alter the demised' premises for the Tenant in accordance with and subject to the terms of Landlord's Work Criteria annexed hereto as Schedule B. Tenant shall submit a written list of incomplete and incorrect items which Landlord is obligated to complete or correct within ten (10) days after substantial completion of such work except for seasonable items which shall be submitted to Landlord within thirty (30) days after same are reasonably discoverable by Tenant. Failure to submit such list within the time stated shall be deemed acceptance by Tenant of such incorrect or incomplete items "as is". In all other respects, Tenant accepts the demised premises in "as is" condition and Tenant acknowledges that Landlord makes no representation as to the condition thereof, except as herein set forth.

5lst  TENANT RESTRICTIONS:

(a) STORAGE/PARKING:

Tenant will not, at any time, use or occupy the area outside the demised premises for storage of materials or for the overnight parking of vehicles of any kind without the landlord's prior written consent which may be arbitrarily withheld. Furthermore, Tenant will not at any time park vehicles in any manner which will obstruct or interfere with the ingress or egress of other vehicles or with the use by other tenants of their respective parking and loading facilities or areas or cause any other parking problems.

(b) Tenant shall have the right to use in common with the other tenants in the building parking spaces as provided by Landlord in the parking lot for the parking of Tenant's automobiles and those of its employees and invitees subject to the reasonable rules and regulations now or hereafter adopted by the Landlord.

(c) NOISE/ODORS:

Tenant covenants and agrees that throughout the demised term it shall not suffer, allow or permit any offensive or obnoxious vibration, noises, odor, or other undesirable effect to emanate from the demised premises, to constitute a nuisance or otherwise unreasonably interfere with the safety, comfort or convenience of Landlord or of any other occupants of the building of which the demised premises forms a part, and upon Landlord's notice thereof to Tenant, Tenant shall, within five (5) days thereof, eliminate or control same. If any such condition is not so remedied then Landlord may at its discretion either:
(a) remedy such condition and any cost and expense incurred by Landlord therefore shall be deemed additional rent and paid by Tenant to Landlord together with the next installment of rent due hereunder, or (b) treat such failure on the part of the Tenant to remedy such condition as a material default under the provisions of this lease on the part of the Tenant hereunder, entitling Landlord to any of its remedies, pursuant to the terms of this lease. In no event, however, shall the Tenant make any alteration, addition or structural installation in or to the premises or any parts thereof to remedy or cure such default without the prior written consent of the Landlord.

(d) TOXIC/HAZARDOUS WASTES:

(i) Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the demised premises by Tenant, its agents, employees, contractors or invitees. Tenant further covenants and agrees that it shall not discharge any Hazardous Material in the ground or sewer disposal system. If Tenant breaches the obligations stated in the preceding sentences, or if the presence of Hazardous Material on the demised premises permitted, caused or brought upon or kept by Tenant, its agents, employees, contractors or invitees, results in contamination of the demised premises or any other part of the building or land of which it forms a part or if there is such a discharge, then Tenant shall (A) immediately give Landlord written notice thereof, and (B) indemnify, defend and hold harmless Landlord from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the demised premises or the building or land of which it forms a part, loss or restriction on use of space in the building of land of which it forms a part, adverse impact on marketing, sums paid in settlement of claims, attorneys', consultants' and other expert fees) which arise during or after the term as a result of such breach, contamination, or discharge. The foregoing indemnification includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work requited by any federal, state or local governmental agency or political subdivision. Without limiting the foregoing, if the presence of any Hazardous Material within the demised premises caused or permitted by Tenant results in any contamination of the demised premises or any other part of the building or land of which it forms a part, Tenant shall promptly take all actions at its sole expense as are necessary to return the demised premises or any other part of the building or land of which it forms a part to the condition existing prior to the introduction of any such Hazardous Material.

(ii) As used herein, the term "Hazardous Material" mean: (A) asbestos, petroleum products, and polychlorinated biphenyls, and (B) hazardous or toxic materials, wastes and substances which are defined, determined or identified as such pursuant to all present and future federal, state or local laws, rules or regulations and judicial or administrative interpretations thereof (collectively "Governmental Laws").

(iii) Landlord and its agents shall have the right, but not the duty, to inspect the demised premises at any time to determine whether Tenant is complying with the terms of this Article. If Tenant is not in compliance with the provisions of this Article, Landlord shall have the right to immediately enter upon the demised premises to remedy said noncompliance at Tenant's expense and any expense incurred by Landlord shall be paid by Tenant upon demand and shall be deemed additional rent. Landlord shall use its best efforts to minimize interference with Tenant's business, but shall not be liable for any interference caused thereby.

52nd  LIMITATION OF LANDLORD'S LIABILITY:

(a) Tenant shall look solely to the then interest of Landlord in the building and land of which it forms a part or to the then interest of the owner therein (if Landlord is the agent of such owner) for the satisfaction of any remedy of Tenant for Landlord's or such owner's failure to perform any of the obligations of the Landlord hereunder. Neither Landlord nor any disclosed or undisclosed principal of Landlord (or officer, director, stockholder, partner or agent of Landlord or of any such principal) shall have any personal liability for any such failure under this lease or otherwise.

(b) There shall be no merger of Landlord's estate in the demised premises with Tenant's estate therein by reason of the fact that the same individual, partnership, firm or corporation or their entity may acquire or own such estates directly or indirectly. No such merger shall occur until all individuals, partnerships, firms, corporations and other entities having any interest in such estates, including any mortgagee, join in a written instrument effecting such merger and duly record it.

53rd  UTILITIES:

(a) Upon the execution hereof, Tenant must make immediate application to the appropriate utility company for electric and/or gas service and Tenant shall forthwith deliver to Landlord a true copy of such application with proof of payment of any deposit required by such utility company for electric service and gas service. (b) Notwithstanding anything previously written anywhere in this lease, Tenant shall bear the cost and expense of:

(i) all electricity in their demised premises.

(ii) fuel for heating purposes in their demised premises.

54th  TENANT'S FAILURE TO VACATE:

In the event the Tenant does not vacate the demised premises upon the expiration date of this lease, or upon the expiration of any extension or renewal thereof, then and in that event the Tenant shall remain as a month to month Tenant at a monthly rental double the monthly rent plus l/12 of the previous year's charges for all additional rent due under this lease paid in the last month of the term payable as aforesaid. The acceptance by the Landlord of such rental after the expiration date of this lease shall not be construed as consent to such continued occupancy.

55th  ASSIGNMENT/SUBLET:

Tenant covenants that it shall not assign this lease nor sublet the demised premises or any part thereof without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld to an assignment or subletting provided:

(a) Such assignment or sublease shall be for a use which is in compliance with the then existing zoning regulation's and the Certificate of Occupancy for the demised premises or the building, and consistent with the use hereinabove set forth;

(b) At the time of such assignment or subletting, Tenant shall not be in default under the terms, covenants, agreements and conditions of this lease;

(c) In the event of an  assignment,  the  assignee  must  assume in writing  the
performance  of  all  of  the  terms,  covenants,  conditions,   agreements  and
obligations of the within lease;

(d) A duly executed duplicate original of said assignment or sublease must be delivered by Certified Mail, Return Receipt Requested to the Landlord at the address herein set forth not less than ten (10) days before the date of said assignment or sublease;

(e) Such assignment or subletting shall not, however, release the within Tenant from its liability for the full and faithful performance of all of the terms covenants, agreements, and conditions of this lease, including the payment of rent and additional rent;

(f) If this lease shall be assigned, or if the demised, premises or any part thereof be sublet, underlet or occupied by anyone other than Tenant, Landlord may after default by Tenant, collect rent from the assignee, subtenant, undertenant or occupant, and apply the net amount collected to the rent herein reserved or additional rent due hereunder.

(g) Notwithstanding anything contained in this paragraph to the contrary, no assignment, subletting, or underletting shall be made by the Tenant in any event to an existing tenant of Landlord.

(h) Such notice of proposed assignment or proposed sublet shall be deemed Tenant's offer to terminate this lease as of the last day of the calendar month during the term hereof immediately preceding the commencement of such sublease or the effective date of such assignment and to vacate and surrender the demised premises to Landlord on the date fixed in the notice. If Landlord within thirty
(30) days after the receipt thereof has not accepted in writing the offer by Tenant to cancel and terminate said lease and to vacate and surrender the demised premises, the lease shall remain in full force and effect and Landlord shall not unreasonably withhold its consent to the proposed assignment or sublet.

(i) As additional security for the prompt payment of the rent herein reserved to Landlord, and for the faithful performance and punctual observance of all the other terms, covenants, agreements, and conditions herein contained, Tenant hereby assigns to Landlord all of Tenant's rights, title, and interest in and to any sublease which may be made by Tenant affecting the demised premises, or any part thereof, and in and to the rents due or to become due under the terms of any such sublease. The aforesaid assignment shall take effect, however, only in the event of any default hereunder made or suffered by Tenant and after written notice given by Landlord to the subtenant or subtenants, as the case may be, and shall take effect as to such of said subleases as Landlord shall elect to continue in full force and effect.

(j) If Tenant assigns this lease or sublets the demised premises in violation of the provisions of this Article 55, Landlord may, without waiving any other rights or remedies, elect to double the annual rental rate payable under the terms of this lease for the period of such unlawful occupancy commencing with the date of such assignment or subletting.

56th  COMMENCEMENT DATE:

In the event that the term of this lease commences on a date other than the first of the month, the rent for the second month shall be prorated, and the rent for the third month shall commence on the first day of the month.

57th  TERMINATION:

At the expiration of the term of this lease or upon the early termination of this lease, Tenant shall deliver to Landlord any and all equipment belonging to Landlord in working condition, ordinary wear and tear excepted, including equipment installed or replaced by the Tenant. The Tenant further agrees to deliver to Landlord any and all guarantees on new and replaced equipment.

58th  DEFAULT:

Notwithstanding any provisions in the lease permitting Tenant to cure any default within a specified period of time, if Tenant shall default (i) in the timely payment of rent or additional rent, and such default shall continue or be repeated for two consecutive months or for a total of four months in any period of twelve months or (ii) in the performance of any material term, condition or covenant of this lease more than two times in any period of six months then, notwithstanding that such defaults shall have, each been cured within the period after notice, if any, as provided in this lease, any further similar default shall be deemed to be deliberate and Landlord thereafter may cancel or terminate this lease as provided in Article 17 hereof without affording to Tenant an opportunity to cure such further default.

59th  MISCELLANEOUS:

(a) This lease is transmitted for examination only and does not constitute an offer to lease. This lease shall become effective only upon execution hereof by the parties hereto and delivery of the executed lease to Landlord by Tenant.

(b) This instrument contains the entire and only agreement between the parties. No oral statements or representations or prior written matter not contained herein shall have any force or effect.

(c) This lease shall not be modified, changed, or amended in any way or canceled, terminated or abridged except by a writing subscribed by both parties.

(d) Any reference in the printed portion of this lease to the City of New York and the Administrative Code of the City of New York shall, where applicable, be deemed to refer to the ordinances, rules and regulations of the county, town, village and other governmental authorities with jurisdiction over the demised premises.

(e) If any term or provision of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this lease shall be valid and enforced to the fullest extent permitted by law.

(f) This agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g) Neither this lease nor any memorandum hereof shall be recorded without Landlord's prior written consent.

(h) Each provision of this Lease which requires the consent or approval of Landlord shall be deemed to require the same in each instance in which such provision may be applicable. Any consent or approval by Landlord to or of any act or omission by Tenant requiring Landlord's consent or approval shall not be deemed to waive any future requirement for such consent or approval to or of any subsequent similar act or omission.

60th  Not used.

61st  Not used.

62nd  LIEN PROHIBITION:

Nothing contained in this lease shall be deemed to be, or construed in any way as constituting, the consent of Landlord to any person for the performance of any labor or the furnishing of any materials at or to the demised premises or the building and land of which the demised premises are a part, nor as giving Tenant any right, power or authority to contract or permit the performance of any labor or the furnishing of any material which might give rise to the right to record or file a lien against the demised premises or the real property of which the demised premises are a part or against the interests therein of Landlord or Tenant, it being intended that all persons who may perform any labor or furnish any materials to Tenant at the demised premises shall look only to the credit of Tenant and such security as Tenant may furnish to such persons for the payment of all such labor and materials. Landlord does not consent to the recording or filing of any mechanics' or other liens against the leased premises or the real property of which the demised premises are a part or the interest of Landlord or Tenant therein.

63rd  NOTICES:

Any notice required to be given by either party pursuant to this lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered, or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

If to Landlord:   First Industrial, L.P.
                           311 South Wacker Drive
                           Suite 4000
                           Chicago Illinois 60606
                           Attn: Vice President -Portfolio Management

With a copy to:   First Industrial Realty Trust, Inc.
                           575 Underhill Boulevard
                           Suite 125
                           Syosset, New York 11791
                           Attn: Regional Director

With a copy to:   Barack, Ferrazzano, Kirschbaum & Perlman
                           333 West Wacker Drive
                           Suite 2700
                           Chicago, Illinois  60606
                           Attn: Howard Nagelberg and Suzanne Bessette-Smith

If to Tenant:              At the demised premises or as set forth below.

64th  RENT PAYMENTS:

All rent and additional rent and all other sums and charges due under this lease, shall be paid to Landlord in accordance with the payment directions attached hereto as Schedule C or pursuant to such other directions as Landlord shall designate in this lease or otherwise.

65th  SUBORDINATION AND ATTORNMENT:

(a) Subject to the provisions of paragraph 65th(d) below, this lease, and all rights of Tenant hereunder, are subject and subordinate to all ground leases of the land and building of which the demised premises forms a part (the "Property") now or hereafter existing and to all mortgages or trust deeds or deeds of trust and all renewals, modifications, replacements and extensions thereof; and to all "Spreaders" and consolidations thereof (all of which are hereafter referred to collectively as "Mortgages"), that may now or hereafter affect or encumber all or any portion of Landlord's interest in the Property. This subordination shall apply to each and every advance made, or to be made, under such Mortgages. This paragraph shall be self-operative and no further instrument of subordination shall be required, however, in confirmation of such subordination, Tenant shall, from time to time, execute acknowledge and deliver any instrument that Landlord may, from time to time, reasonably require in order to evidence or confirm such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within twenty (20) days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, which appointment is coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Tenant acknowledges that this lease and the rents due under this lease have been (and, in the future, may be) assigned by Landlord to a Superior Mortgagee (defined below) as additional collateral security for the loans secured by the Superior Mortgage (defined below) held by such Superior Mortgagee. Any ground lease to which this Lease is subject and subordinate is hereafter referred to as a "Superior Lease", the Lessor under a Superior Lease is hereinafter referred to as a "Superior Lessor," and the lessee thereunder, a "Superior Lessee" and any Mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage" and the holder of a Superior Mortgage is hereinafter referred to as a Superior Mortgagee.

(b) In the event that Landlord breaches or otherwise fails to timely perform any of its obligations under this lease, Tenant shall give, by registered or certified mail, return receipt requested, written notice of such alleged breach or default to Landlord and to each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished, in writing, to Tenant. Any or all of Landlord, a Superior Mortgagee or Superior Lessor may remedy or cure such breach or default within thirty (30) days following the giving of such notice; provided, however, that said thirty (30) day cure period shall be automatically extended in the event that the breach or default cannot, by its nature, be cured within thirty (30) days and one or more of Landlord, the Superior Mortgagee or the Superior Lessor is diligently proceeding to cure said default.

(c) If any Superior Lessor or Superior Mortgagee (whether by receiver or otherwise) shall succeed to the rights of Landlord hereunder or comes into possession of the Property or any part thereof, then, at the request of such party (hereinafter referred to as a "Successor Landlord"), Tenant shall attorn to and recognize each Successor Landlord as Tenant's landlord under this lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to further evidence such attornment. Tenant hereby acknowledges that in the event of such succession, then from and after the date on which the Successor Landlord acquires Landlord's rights and interest under this lease (the "Succession Date"), the rights and remedies available to Tenant under this Lease with respect to any obligations of any Successor Landlord shall be limited to the equity interest of the Successor Landlord in the Property; and the Successor Landlord shall not (i) be liable for any act, omission or default of Landlord or other prior lessor under this lease if and to the extent that such act, omission or default occurs prior to the Succession Date; (ii) except as required under Paragraphs 49 and Paragraph 9 of this lease, be required to make or complete any tenant improvements or capital improvements or to repair, restore, rebuild or replace the demised premises or any part thereof in the event of damage casualty or condemnation; or (c) be required to pay any amounts to Tenant that are due and payable, under the express terms of this lease prior to the Succession Date. Additionally, from and after the Succession Date. Tenant's obligation to pay the annual rental, rate or additional rent or any other sum due the Landlord under this lease, shall not be subject to any abatement, deduction, set-off or counterclaim against the Successor Landlord that arises as a result of, or due to, a default of Landlord or any other lessor that occurs prior to the Succession Date. Moreover, no Successor Landlord shall be bound by any advance payments of the annual rental rate or additional rent or any other sum due the Landlord under this lease made prior to the calendar month in which the Succession Date occurs nor by any Security that is not actually delivered to, and received by, the Successor Landlord. The provisions of this Paragraph 65th(c) shall be self operative upon demand of such Superior Lessor or Superior Mortgage and no further instrument shall be required to give effect to such provisions.

(d) It is agreed that as to any Superior Mortgage hereafter placed on the demised premises, the subordination provided for above shall extend only to and advances made thereunder under which the Superior Mortgagee by agreement in the Superior Mortgage or in a separate instrument in form and substance reasonably acceptable to such mortgagee and in such mortgagee's standard form (a "Non-Disturbance Agreement") contracts to the effect that, if there shall be a foreclosure of its mortgage, such mortgagee will not make Tenant a party defendant to such foreclosure, evict Tenant, disturb Tenant's possession under this lease or terminate or disturb Tenant's leasehold estate or rights provided under this lease, provided no default beyond any applicable notice and grace has occurred hereunder which remains uncured. Landlord shall use its reasonable efforts to obtain such a Non-Disturbance Agreement from its present mortgagee. Tenant shall bear the cost of such mortgagee in obtaining such agreement.

66th. The security referred to in paragraph 32 hereof shall bear interest at the then money market account rate of Citibank, N.A. for commercial accounts less Landlord's administrative fee of one (1%) percent and Landlord shall remit the interest to Tenant annually.

67th The heating, ventilating, air-conditioning, electrical, plumbing, sprinkler systems and overhead doors shall be in working order upon the commencement of the term of this lease.

68th Landlord represents that the rated rentable area of the demised premises, as calculated in the method approved by the Real Estate Board of New York, Inc., is approximately 15,722 square feet and the rated rentable area of the building is approximately 220,000 square feet.

69th Supplementing Article 4 of this lease, if a vermin infestation arises from outside of the demised premises, Landlord, not Tenant, shall exterminate same at Landlord's expense.

70th In the exercise of any of its rights under paragraph 19, Landlord shall use reasonable efforts to avoid interference with Tenant's use of the demised premises and except in an emergency provide reasonable advance telephonic notice before exercising such rights. Landlord agrees that if such repairs, other than for repairs Landlord is making as a result of Tenant's failure to make such repairs, damage any part of the demised premises, then Landlord shall repair and restore the damaged portion of the demised premises.

71st Supplementing Article 10 hereof, Tenant may seek a separate award for moving expenses, fixtures and movable equipment provided such claim shall not in any way delay or diminish Landlord's award.

72nd Landlord, not Tenant, shall cure any violations that affect the demised premises on the date of delivery of possession to Tenant of the demised premises.

73rd If Landlord shall receive a refund of any portion of the Real Estate Taxes payable during any lease year after the base year for the Real Estate Taxes as a result of a reduction of said Real Estate Taxes by final determination of legal proceedings, settlement or otherwise (for which Tenant shall have paid additional rent, as provided in this lease), after receiving the refund, Landlord shall pay to Tenant its proportionate share of the refund less all of the expenses (including, but not limited to, attorneys' and appraisers' fees) incurred in connection with obtaining the refund, provided Tenant is not in default after notice and applicable grace period under this lease at the time of receipt of such refund.

74th Anything to the contrary herein notwithstanding, the Tenant is given permission to erect a sign over the entrance door of the demised premises provided:

(a) Said sign shall comply with all rules and regulations of any governing authorities having jurisdiction thereof.

(b) Said sign shall not interfere with the signs of any other tenants.

(c) Said sign shall be installed without damage to the building.

(d) Said sign shall be subject to the prior written approval of the Landlord which approval shall not be unreasonable withheld or delayed, it being the intention of the Landlord that the signs to be erected by the tenants of the building shall conform to a uniform format and plan.

(e) Said sign may include Tenant's logo.

75th Tenant may make non-structural alterations in a good and workmanlike manner using new materials and in the manner permitted by this lease without the consent of Landlord (however, Tenant shall notify Landlord of such changes prior to the commencement of any work), provided the cost of such alterations shall aggregate in any instance or in any twelve month period is less than $15,000.00 and provided such alterations do not affect the systems of the building. In all other instances, the Landlord shall not unreasonably withhold or delay its consent to such non-structural alterations which do not increase the square footage of the demised premises, will not endanger or impair the building or the demised premises and do not diminish the value of the building. All plans prepared by Tenant (where Landlord's consent is required) in connection with such alterations shall be delivered to Landlord prior to commencement of any work by Tenant. Tenant shall also obtain, when appropriate, final ''as built" plans for all such work and provide copies thereof to Landlord. Landlord shall cooperate with Tenant (but without being obligated to incur any expense thereby) in connection with any application for permits, approvals and certificates and shall execute the same upon request by Tenant. Tenant shall pay the reasonable costs incurred by Landlord to review its plans and proposed alterations, including, without limitation, Landlord's reasonable legal and architectural expenses.

76th Tenant shall have the right, subject to the terms and conditions hereinafter set forth without the consent of Landlord, to assign its interest in this lease to (i) a corporation or other entity which shall (A) control Tenant;
(B) be under the control of or be under common control with Tenant and/or Casey Systems Inc.; or (C) any corporation or entity with which Tenant consolidates or merges (any such entities or any corporation with which Tenant consolidates or merges being a "Related Entity"). Tenant may also sublease all or any portion of the demised premises to a Related Entity without the consent of Landlord. Any assignment or subletting described above may only be made upon the condition that (i) any such assignee or subtenant shall continue to use the demised premises for uses permitted by Article 2; (ii) the principal purpose of such assignment or sublease is not the acquisition of Tenant's interest in this lease (except if such assignment or sublease is made to a Related Entity and is made for a valid intracorporate business purpose and is not made to circumvent the provisions of Article 2 or Article 55th).Tenant shall within ten (10) days after execution thereof deliver to Landlord (i) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant; (ii) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this lease, on Tenant's part to be observed and performed from and after the date of such assignment; or (iii) a duplicate original sublease in substance reasonably satisfactory to Landlord, duly executed by Tenant and the subtenant.

77th In making repairs, alterations, additions or improvements under Article 4th, Landlord shall use commercially reasonable efforts to minimize disruption of Tenant's business operations. If Landlord shall fail to comply with the provisions of Article 4th other than for reasons beyond the control of Landlord and solely by reason thereof, the conduct of Tenant's normal business operations in all or part of the demised premises shall be materially impaired and such impairment shall continue for more than ten successive days, then Tenant, if Tenant shall vacate the affected portion of the demised premises, shall be entitled to an abatement of all the annual rental rate and additional rent for each day thereafter of such actual impairment, allocable, in the case of a partial impairment, to the portion of the demised premises so affected, if and only if, insurance cannot be obtained by Tenant to compensate Tenant for the loss of the use of the demised premises during such period.

78th In the exercise of its rights under paragraph 13th, Landlord shall promptly repair at Landlord's cost and expense, any damage caused by Landlord during the course of such work and/or entry onto the demised premises and shall restore the demised premises as nearly as practicable to the condition existing prior to such installation, in keeping with the decor of the demised premises. In the event that after the completion of any such work the usable square footage of the demised premises shall be thereby reduced, then the annual rental rate shall be proportionately reduced from and after the completion of such work according to the part of the demised premises which remains usable. Landlord will use commercially reasonable efforts in the performance of such work in the demised premises to not unreasonably interfere with or disrupt Tenant's conduct of its business in the demised premises.

79th Notwithstanding anything to the contrary in paragraph 35 hereof, if any excavation materially obstructs the business of Tenant, then Tenant shall be entitled to an abatement of the annual rental rate prorated for the portion of the demised premises, which Tenant is unable to use during such period of obstruction and which Tenant actually vacates during such period of obstruction.

80th  The period stated in paragraph 36 as 15 days, is changed to 30 days.

81st In no event shall Landlord act as Tenant's attorney-in-fact in any case referred to in this lease.

82nd Landlord represents that the use of the demised premises for warehousing, light manufacture, assembly, and incidental offices complies with the certificate of occupancy for the building. Landlord further represents that to its knowledge such use will not cause an increase in the rate of insurance for the demised premises. Any violation of the provisions hereof shall not entitle Tenant to a claim of money damages (other than moving expenses) or consequential damages against Landlord and shall not be enforceable against Landlord after the first year of this lease. Tenant's sole remedy shall be the termination of this lease after failure by Landlord to remedy such violation within thirty (30) days after notice thereof or to commence to cure such violation within said thirty
(30) days and diligently pursue same to completion at Landlord's sole option.

83rd Notwithstanding anything to the contrary contained in this lease, no modification, addition or improvement to the building or the common areas shall permanently change the location, size, or configuration of the demised premises or materially deny access to any portion of the demised premises to Tenant.

84th (a) Landlord agrees to indemnify and hold Tenant harmless from and against any and all claims, demands, costs and expenses, including reasonable attorney's fees and disbursements for the defense thereof, other than consequential damages, arising from any breach or default on the part of Landlord in the performance of any covenants or agreements to be performed by Landlord pursuant to the terms of this lease, or from any negligent acts or omissions of Landlord, its agents, contractors, employees, invitees or assigns. In case any such action or proceeding is brought against Tenant by reason of such claim, promptly after notice from Tenant of such claim, Tenant covenants to defend such action or proceeding by legal counsel reasonably satisfactory to Landlord. Landlord shall not be held harmless for its negligence or contributory negligence or willful misconduct or that of its agents, contractors, employees, invitees or assigns.

(b) Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, costs and expenses, including reasonable attorney's fees and disbursements for the defense thereof, other than consequential damages, arising from any breach or default on the part of Tenant in the performance of any covenants or agreements to be performed by Tenant pursuant to the terms of this lease, or from any negligent acts or omissions of Tenant, its agents, contractors, employees, invitees or assigns. In case any such action or proceeding is brought against tenant by reason of such claim upon notice from Landlord of such claim, Tenant covenants to defend such action or proceeding by legal counsel reasonably satisfactory to Landlord. Landlord shall not be held harmless for its negligence or contributory negligence or willful misconduct or that of its agents, contractors, employees, invitees or assigns.

85th In the event the parties hereto become involved in a proceeding to enforce this lease, or the rights, duties or obligations hereunder, then the prevailing party in such proceeding shall be entitled to receive as part of any award, reasonable attorney fees and disbursements.

86th Where Landlord's consent is required, in the event Landlord fails to respond to a request for consent within thirty (30) days after written demand, such request shall be deemed granted.

87th Wherever Landlord has reserved the right in this lease to enact rules and regulations, such rules and regulations shall be reasonable and applied uniformly and equally to all tenants.

88th All trade fixtures, machinery, equipment signs, inventory and personal property of Tenant shall remain the sole property of Tenant throughout the term of thus lease and shall not be subject to any liens by Landlord during the term of this lease, unless this lease shall be terminated by Landlord and Tenant shall not have removed same prior to such termination.

89th  TRANSFER SECURITY FROM A PREVIOUS LEASE:

Tenant shall be credited with security in the amount of $20,350.00 heretofore deposited with the Landlord pursuant to its lease dated January 19, 1995 for premises at 270 Duffy Avenue, Hicksville, New York. No amount shall be deposited at the time of execution of this lease.

90th Within a reasonable time after the Commencement Date, Landlord and Tenant shall execute and exchange duplicate original instruments which shall fix for all purposes the Commencement Date and Expiration Date, however, failure to execute such instruments shall not affect, delay or impair the performance by Landlord or Tenant of their obligations hereunder including the payment of all rent.

91st  TENANT'S PARKING:

Landlord shall provide Tenant with ten (10) reserved parking spaces in the parking lot of the Property. Additionally, the use of these parking spaces by Tenant is subject to compliance with all applicable provisions of this lease including paragraph 51st(a) and (b).

92nd. Landlord states that the Property: to its knowledge, is free from Hazardous Materials, including, without limitations, asbestos, which would interfere with the use of the demised premises by Tenant as permitted by this lease or which would affect the health or well being of its employees or invitees. Landlord shall indemnify, defend and hold harmless Tenant from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (other than consequential damages) Tenant may incur or suffer resulting from or arising from any Hazardous Condition or Hazardous Materials presently in existence at the Property or any Hazardous Condition or Hazardous Material brought to the Property by Landlord, its employees, agents or invitees hereafter.

                            FIRST INDUSTRIAL, L.P., a Delaware
                                Limited Partnership

                            BY: FIRST INDUSTRIAL REALTY TRUST, INC., a Maryland
                               Corporation, General Partner

                            BY: __________________________________



                            CASEY SYSTEMS, INC.

                            BY: __________________________________